[EXHIBIT 10oo TO COLONIAL GAS COMPANY
                     FORM 10-K FOR YEAR ENDED 12/31/94]


                                              Contract #:   400200

                       SERVICE AGREEMENT
                     FOR RATE SCHEDULE SS-1


      This  agreement,  made and entered  into  this  30th  day  of
November,   1994,  by  and  between  TEXAS  EASTERN   TRANSMISSION
CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer," whether one or more),

                      W I T N E S S E T H:

       WHEREAS, there currently exists between Pipeline and Customer five service agreements under Rate Schedule SS-1 (Pipeline's Contract Nos. 400142, 400143, 400144, 412006 and
400197) which specify an MDWQ of 1,115 dth and an MSQ of 131,686 dth, an MDWQ of 955 dth and an MSQ of 66,850 dth, an MDWQ of 4,381 and an MSQ of 262,860, an MDWQ of 74 and an MSQ of 5,180 and an MDWQ of 27 and an MSQ of 1,890 respectively; and

      WHEREAS,  Pipeline and Customer desire to  enter  into  one service  agreement under Rate Schedule SS-1 which shall supersede
the   five   existing  Rate  Schedule  SS-1  service   agreements
referenced above; and

      WHEREAS, withdrawal rights under the new Rate Schedule SS-1 service agreement are consistent with the existing rights of  the
five   existing   Rate  Schedule  SS-1  service   agreements   it
supersedes;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                           ARTICLE I

                       SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule SS-1, Pipeline agrees to provide firm service for Customer under Rate Schedule SS-1 and to receive and store for Customer's account quantities of natural gas up to the following quantity:

          Maximum Daily Injection Quantity (MDIQ)   2,408 dth
          Maximum Storage Quantity (MSQ)   468,466 dth

      Pipeline agrees to withdraw from storage for Customer, at Customer's request, quantities of gas up to Customer's Maximum Daily Withdrawal Quantity (MDWQ) of 6,552 dekatherms, or such lesser quantity as determined pursuant to Rate Schedule SS-1, from Customer's Storage Inventory, plus Applicable Shrinkage, and to deliver for Customer's account such quantities. Pipeline's obligation to withdraw gas on any day is governed by the provisions of Rate Schedule SS-1, including but not limited to
Section 6.


                           ARTICLE II

                       TERM OF AGREEMENT

      The term of this Service Agreement shall commence on December 1, 1994 and shall continue in force and effect until April 30, 2013 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE
GENERAL  TERMS  AND  CONDITIONS ON  THE  EFFECTIVE  DATE  OF  THE
TERMINATION.

      In the event there is gas in storage for Customer's account on April 30 of the year of termination of this Service Agreement, this Service Agreement shall continue in force and effect for the sole purpose of withdrawal and delivery of said gas to Customer for an additional one-hundred and twenty (120) days.


                          ARTICLE III

                         RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule SS-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule SS-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule SS-1, (b) Pipeline's Rate Schedule SS-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule SS-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDIQ, MSQ and MDWQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                           ARTICLE IV

          POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The natural gas received by Pipeline for Customer's account for storage injection pursuant to this Service Agreement shall be those quantities scheduled for delivery pursuant to Service Agreements between Pipeline and Customer under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 which specify as a Point of Delivery the "SS-1 Storage Point". For purposes of billing of Usage
Charges under Rate Schedules CDS, FT-1, SCT, PTI or IT-1, deliveries under Rate Schedules CDS, FT-1, SCT, PTI or IT-1 for injection into storage scheduled directly to the "SS-1 Storage Point" shall be deemed to have been delivered 60% in Market Zone 2 and 40% in Market Zone 3. In addition, at Customer's request any positive or negative variance between scheduled deliveries and actual deliveries on any day at Customer's Points of Delivery under Rate Schedules CDS, FT-1, SCT, or IT-1 shall be deemed for billing purposes delivered at the Point of Delivery and shall be injected into or withdrawn from storage for Customer's account. In addition to accepting gas for storage injection at the SS-1 Storage Point, Pipeline will accept gas tendered at points of interconnection between Pipeline and third party facilities at Oakford and Leidy Storage Fields provided that such receipt does not result in Customer tendering aggregate quantities for storage in excess of the Customer MDIQ.

     The Point(s) of Delivery at which Pipeline shall deliver gas
shall   be  specified  in  Exhibit  A  of  the  executed  service
agreement.

      Exhibit A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.


                           ARTICLE V

                            QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform and be subject to the provisions of Section 5 of the General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.


                           ARTICLE VI

                           ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

     (a) Pipeline:  Texas Eastern Transmission Corporation
                    5400 Westheimer Court
                    Houston, Texas  77056-5310

     (b) Customer:  COLONIAL GAS COMPANY
                    P O BOX 3064
                    40 MARKET STREET
                    LOWELL, MA  01853

or such other address as either party shall designate by formal written notice.


                          ARTICLE VII

                          ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                          ARTICLE VIII

                         INTERPRETATION

     The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.



                           ARTICLE IX

               CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:


      Service  Agreements dated  June  1,  1993,              and
September  9, 1994 between Pipeline and Customer under Pipeline's
Rate  Schedule  SS-1  (Pipeline  Contract  Nos.  400142,  400143,
400144, 412006 and 400197).



      IN WITNESS WHEREOF, the Parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents, or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                         TEXAS EASTERN TRANSMISSION CORPORATION



                         By:      Robert B. Evans

                                   Vice President




ATTEST:



Robert W.  Reed



                         COLONIAL GAS COMPANY



                         By:  John P. Harrington

                              Vice President - Gas Supply


ATTEST:



Susan E. Mousseau



         EXHBIT A, POINT(S) OF DELIVERY, DATED NOVEMBER 30, 1994,
          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE SS-1
     BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                COLONIAL GAS COMPANY ("Customer"),
                       DATED NOVEMBER 30, 1994:

                        Maximum
                         Daily
Point                   Delivery   Delivery     Measurement
of                     Obligation  Pressure     Responsi-
Delivery  Description    (dth)    Obligation    bilities    Owner   Operator

1. 70087   ALGONQUIN-     2,996    AS REQUESTED   TX EAST   TX EAST ALGONQUIN
           LAMBERTVILLE            BY CUSTOMER,   TRAN      TRAN
           NJ HUNTERDON,           NOT TO EXCEED
           CO., NJ                 750 PSIG

2. 71078  ALGONQUIN-      4,671   AS REQUESTED    TX EAST   TX EAST ALGONQUIN
          HANOVER, NH             BY CUSTOMER     TRAN      TRAN
          MORRIS CO., NJ          NOT TO EXCEED
                                  750 PSIG

3. 79821   AGT-COLONIAL       0   N/A             N/A       N/A     N/A
           GAS-FOR
           NOMINATION
           PURPOSES

provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:


                                         AGGREGATE MAXIMUM DAILY
             POINT OF DELIVERY          DELIVERY OBLIGATION (DTH)

                 No. 1                           24,042

                 No. 2                            9,854




SIGNED FOR IDENTIFICATION

PIPELINE:  Robert B. Evans

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT A DATED:__________________



      EXHIBIT B, WITHDRAWAL QUANTITIES, DATED NOVEMBER 30, 1994
          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE SS-1
        BETWEEN EASTERN TRANSMISSION CORPORATION ("PIPELINE")
    AND COLONIAL GAS COMPANY ("CUSTOMER"), DATED NOVEMBER 30, 1994

Pipeline shall not be obligated to withdraw for Customer on any day a total daily quantity in excess of the following:

(A) the MDWQ if Customer's Storage Inventory is equal to or less than 468,466 Dth, but more than 154,000 Dth;

(B) a daily entitlement of 5,822 Dth if Customer's Storage Inventory is equal to or less than 154,000 Dth, but more than 112,100 Dth;

(C) a daily entitlement of 4,932 Dth if Customer's Storage Inventory is equal to or less than 112,100 Dth, but more than 66,700 Dth;

(D) a daily entitlement of 1,443 Dth if Customer's Storage Inventory is equal to or less than 66,700 Dth, but more than 29,600 Dth;

(E) a daily entitlement of 838 Dth if Customer's Storage Inventory is equal to or less than 29,600 Dth.


If at any time during the period from November 16 through April 15 of each contract year the aggregate storage inventory of all Customers under Rate Schedule SS-1 equals or is less than 30% of the aggregate MSQ of all Customers under Rate Schedule SS-1, then for the balance of the period ending April 15 for such contract year injections into storage or transfers of title of gas in storage inventory shall not be included in Customer's Storage Inventory for purposes of determining Customer's daily withdrawal rights pursuant to this Exhibit B. Pipeline shall notify Customer verbally and then in writing when the aggregate storage inventory of all Customers under Rate Schedule SS-1 and/or when Customer's individual storage inventory equals or is less than 40% and 30% of the aggregate MSQ or Customer's individual MSQ, respectively.

SIGNED FOR IDENTIFICATION

PIPELINE:  Robert B. Evans

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT B DATED:_____________




                    [END OF EXHIBIT 10oo TO COLONIAL GAS COMPANY
                        FORM 10-K FOR YEAR ENDED 12/31/94]